                                                                    Exhibit 99.2

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 14, 2003 (this "Amendment"), is among MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), each of the Borrowing Subsidiaries (as defined below) of the Company party hereto (the Company and the Borrowing Subsidiaries may each be referred to as a "Borrower" and, collectively, as the "Borrowers"), the lenders party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK ONE, NA, a national banking association, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Borrowers, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of November 30, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated September 30, 2001, a Second Amendment to Amended and Restated Credit Agreement dated July 10, 2002 and a letter agreement dated December 20, 2002 (the "Credit Agreement").

                  B. The Borrowers have requested that the Agent and the Lenders waive compliance with certain provisions of the Credit Agreement and amend the Credit Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1 The following definitions in Section 1.1 are restated as follows:

                           "Applicable Margin" shall mean, with respect to any
Floating Rate Loan, Eurodollar Loan, Eurocurrency Loan, Letter of Credit fee under Section 2.3(b)(i) and facility fee under Section 2.3(a), as the case may be, the applicable percentage set forth in the applicable table below based upon the Total Leverage Ratio, as adjusted on each date a certificate is required to be delivered pursuant to Section 5.1(d)(ii) or (iii), and shall remain in effect until the next change to be effected pursuant to this definition, based upon the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter, provided that (a) upon the occurrence and during the continuance of any Event of Default the Applicable Margin will be set at Level V, regardless of the actual Total Leverage Ratio, and (b) as of the Third Amendment Effective Date, the Applicable Margin shall be set at Level V and may not be less than Level V until the Applicable Margin is adjusted based on the Total Leverage Ratio as of March 31, 2003.

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
---------------------------------------------------------------------------------------------------------------------------
                                                        Eurodollar
                                                      Revolving Loan,
                                         Floating      Eurocurrency
           Total                           Rate       Revolving Loan    Floating                    Floating
         Leverage          Facility     Revolving      and Letter of    Rate Term    Eurodollar     Rate Term   Eurodollar
Level      Ratio             Fee           Loan         Credit Fee       Loan A      Term Loan A     Loan B     Term Loan B
---------------------------------------------------------------------------------------------------------------------------
I      < than = to 2.75:1  62.5 bps      87.5 bps         225 bps        150 bps       275 bps       325 bps      450 bps
---------------------------------------------------------------------------------------------------------------------------
II     >2.75:1 but         75.0 bps       125 bps       262.5 bps        200 bps       325 bps       325 bps      450 bps
       < than = to 3.25:1
---------------------------------------------------------------------------------------------------------------------------
III    >3.25 but           75.0 bps       175 bps       312.5 bps        250 bps       375 bps       325 bps      450 bps
       < than = to 3.75:1
---------------------------------------------------------------------------------------------------------------------------
IV     >3.75 but           75.0 bps       200 bps       337.5 bps        275 bps       400 bps       350 bps      475 bps
       < than = to 4.25:1
---------------------------------------------------------------------------------------------------------------------------
V      >4.25:1             87.5 bps     212.5 bps         350 bps        300 bps       425 bps       375 bps      500 bps
---------------------------------------------------------------------------------------------------------------------------

                           "EBITDA" shall mean, for any period, the sum of:

         (a) Net Income for such period, plus all amounts deducted in determining such Net Income on account of (i) Total Interest Expense, (ii) income taxes (including the Michigan Single Business tax and the Imposta Reginole Sulle Attivita Producttive in Italy), (iii) write-offs of goodwill in an aggregate amount not to exceed $35,000,000 to be taken after the Second Amendment Effective Date and relating to the goodwill booked as a result of Acquisitions consummated prior to the Second Amendment Effective Date, (iv) depreciation and amortization expense, and (v) any verifiable severance costs incurred during Fiscal Year 2002 and 2003 in a cumulative aggregate amount not to exceed $9,000,000, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with Generally Accepted Accounting Principles, plus

         (b) for purposes of calculating EBITDA as used in determining compliance with Sections 5.2(b), (e) and (t) only, the principal amount of the Second Secured Term Loan - Second Tranche received by the Company during such period, provided that for purposes of calculating EBITDA the amount thereof received during any fiscal quarter shall be deemed received in the immediately preceding fiscal quarter.

                           "Excess Cash Flow" shall mean for any period, the
total of the following, without duplication, for such period for the Company and its Subsidiaries on a consolidated basis: (a) EBITDA, plus (b) increases in deferred income taxes, plus (c) decreases in working capital, less (d) Capital Expenditures (without giving effect to the deduction of the amounts described in clauses (a), (b), (c) and (d) of the definition of Capital Expenditures) and the cash costs of any Acquisitions, without duplication, less (e) Total Interest Expense, less (f) all principal payments (other than payments on any revolving credit facilities of any kind) on any Indebtedness of the Company and its Subsidiaries and required earn out payments during such period in connection with Acquisitions, less (g) decreases in deferred incomes taxes, less (h) increases in working capital, less (i) income taxes paid or accrued, without duplication, less (j) any cash dividends, payments or other distributions in respect of the Capital Stock of the Company, to the extent permitted under
Section 5.2(k), less (k) any extraordinary or non-recurring cash losses of the Company and its Subsidiaries for such period, and less (l) any verifiable severance costs incurred during Fiscal Year 2002 and 2003 that are added back to EBITDA for such period pursuant to clause (e) of the definition of EBITDA.

                           "Fixed Charge Coverage Ratio" shall mean, as of
the last day of any fiscal quarter of the Company, the ratio of (a) EBITDA plus Rental Charges, minus Capital Expenditures, to (b) Fixed Charges, in each case as calculated for the four consecutive fiscal quarters then ending, all as determined in accordance with Generally Accepted Accounting Principles, provided that for the fiscal quarter ending March 31, 2003, the Fixed Charge Coverage Ratio shall be calculated for the three consecutive fiscal quarters then ending, taken as a single accounting period.

                           "Interest Payment Date" shall mean (a) with respect
to any Fixed Rate Loan, the last day of each Interest Period with respect to such Fixed Rate Loan, and, in the case of any Interest Period exceeding one month, those days that occur during such Interest Period at intervals of one month after the first day of such Interest Period and each successive one month interval thereafter, and (b) in all other cases, the first Business Day of each month occurring after the date hereof, commencing with the first such Business Day occurring after the date of this Agreement.

                           "Lender  Indebtedness" shall mean (a) the Advances
and all other indebtedness, obligations and liabilities of each Borrower and of each Guarantor to the Agent or the Lenders under any Loan Document, (b) all indebtedness, obligations and liabilities of each Borrower and of each of their respective Subsidiaries to any Lender or such Lender's Affiliates in respect of any Swaps and (c) all Cash Management Obligations.

                           "Material  Adverse Effect" shall mean (i) a material
adverse effect on the financial condition, results of operations, properties, assets, business or prospects of the Company and its Subsidiaries, taken as a whole, (ii) a material adverse effect on the ability of the Borrowers or the Guarantors to perform their obligations under the Loan Documents or (iii) a material adverse effect on the rights and remedies of the Agent or the Lenders under any of the Loan Documents.

                           "Second Secured Term Loan" shall mean, collectively,
the Second Secured Term Loan - First Tranche and the Second Secured Term Loan - Second Tranche.

                           "Second Secured Term Loan Documents" shall mean the
Second Secured Term Loan Agreement and all agreements, instruments and documents executed in connection therewith or otherwise in connection with the Second Secured Term Loan at any time, including without limitation the Second Secured Term Loan Agreement Amendment and any other amendments.

                           "Second Secured Term Loan Effective Date" shall mean
the date the Second Secured Term Loan - First Tranche is made.

                           "Security Documents" shall mean the Funding
Agreement, the Citicorp Support, the Pledge Agreements, the Security Agreements, the Guaranties, the Reimbursement Agreements, the Consent and Amendment and all other agreements and documents delivered pursuant to the Existing Credit Agreement, this Agreement or otherwise entered into by any Person to secure or guaranty the obligations of the Borrowers under this Agreement.

                  1.2      The following new definitions are added to
Section 1.1 in appropriate alphabetical order:

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                           "Cash Forecast" shall mean a thirteen week cash flow
forecast for the Company and its Subsidiaries, which shall be in form and detail acceptable to the Agent.

                           "Cash Management Blocked Amount" shall mean an amount
equal to (a) $5,000,000 or (b) if elected in writing by the Company to the Agent and during all times such election is in effect, $0, provided that during all time such election is in effect the Company and each of its Subsidiaries shall pre-fund all Cash Management Obligations such that the amount of all Cash Management Obligations is $0 and the amount of the Cash Management Obligations continues to be $0, and provided, further, that the Company can rescind such election if it is able to borrow at least $5,000,000 under Section 2.1(a)(i).

                           "Cash Management Obligations" shall mean all present
and future indebtedness, obligations and liabilities of the Company or it Subsidiaries to the Agent or any Lender or any of their Affiliates with respect to any cash management services of the Company or any of its Subsidiaries with the Agent or any Lender, including without limitation any control disbursement accounts, wire transfer services, ACH or cash management services.

                           "Citicorp Support" shall mean a guaranty of Citicorp
or a letter of credit issued by Citicorp, in each case unconditionally guaranteeing the payment of the obligations of CSCL under the Funding Agreement and in form and substance acceptable to the Agent.

                           "CSCL" shall mean Court Square Capital Limited, a
Delaware corporation.

                           "Funding Agreement" shall mean the Funding Agreement
by CSCL in favor of the Agent and the Lenders dated as of the Third Amendment Effective Date, as amended or modified from time to time.

                           "Second Secured Term Loan Agreement Amendment" shall
mean the First Amendment to Second Secured Term Loan Agreement between the Company and CSCL dated as of the Third Amendment Effective Date and in form and substance acceptable to the Required Lenders.

                           "Second Secured Term Loan - First Tranche" shall mean
the term loan in the principal amount of up to $15,450,000 made under the Second Secured Term Loan Agreement on July 31, 2002.

                           "Second Secured Term Loan - Second Tranche" shall
mean any term loan or loans (other than the Second Secured Term Loan - First Tranche) in an aggregate amount up to $10,769,105.90 made at any time under the Second Secured Term Loan Agreement, as amended by the Second Secured Term Loan Agreement Amendment, and as required by the Funding Agreement.

                           "Third Amendment" shall mean the Third Amendment to
this Agreement dated February 13, 2003.

                           "Third Amendment Effective Date" shall mean the
effective date of the Third Amendment.

                           "2003/2004 Budget" shall mean a budget forecast for
the 2003 and 2004 fiscal years for the Company and its Subsidiaries, showing the budget for each such fiscal year and for each month in each such fiscal year and which shall otherwise be in form and detail acceptable to the Agent.

                  1.3 The definition of "Fixed Charges" in Section 1.1 is amended by adding the following to the end of clause (b) thereof: "provided that any payments of principal of such Indebtedness paid with the proceeds of any Second Secured Term Loan - Second Tranche shall be deducted from Fixed Charges effective as of the end of the most recently ended fiscal quarter prior to the date such Second Secured Term Loan - Second Tranche is made,".

                  1.4      The definition of "Senior Debt" contained in Section
1.1 is amended by adding the following to the end thereof: ", and the principal amount of any Second Secured Term Loan - Second Tranche incurred shall be deemed subtracted effective as of the end of the most recently ended fiscal quarter prior to the date such Second Secured Term Loan - Second Tranche is made."

                  1.5      Section 2.1(a) is amended designating the existing
Section 2.1(a) as 2.1(a)(i) and adding the following new clauses 2.1(a)(ii) and
(iii) to the end thereof:

                  (ii) The Agent may at any time in its sole and absolute discretion require that a Revolving Credit Loan be made to pay off any Cash Management Obligations, and upon written notice thereof by the Agent to the Lenders and the Company, the Company shall be deemed to have requested a Revolving Credit Loan in an amount equal to the amount of such the Cash Management Obligations (which requested Revolving Credit Loan, absent any specification by the Company, shall be a Floating Rate Borrowing), provided that the aggregate outstanding amount of such Revolving Credit Loans requested by the Agent under this Section 2.1(a)(ii) may not exceed $5,000,000. Each Revolving Credit Lender shall be absolutely and unconditionally obligated to fund its pro rata share (based on such Lender's Revolving Credit Commitment) of such Revolving Credit Borrowing or, if applicable, purchase a participating interest in such Cash Management Obligations as described in Section 2.1(a)(iii) and such obligation shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender has or may have against the Agent, any Lender or any Borrower or any if its Subsidiaries or anyone else for any reason whatsoever; (B) the occurrence or continuance of an Unmatured Event or an Event of Default, subject to Section 2.1(a)(iii); (C) the occurrence of any Material Adverse Effect; (D) any breach of this Agreement or any other agreement by any other Lender, any Borrower or any Guarantor; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing (including without limitation the Company's failure to satisfy any conditions contained in Article II or any other provision of this Agreement).

                  (iii) If, due to any Event of Default pursuant to Section 6.1(h), Loans as described in Section 2.1(a)(ii) may not be made by the Revolving Credit Lenders, then (A) the Borrowers agree that all Cash Management Obligations not paid pursuant to Section 2.1(b)(ii) shall bear interest, payable on demand by the Agent, at the Overdue Rate, and (B) effective on the date each such Loan would otherwise have been made, each Lender severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Unmatured Event or Event of Default or any other circumstances, in lieu of deemed disbursement of loans, to the extent of such Revolving Credit Lender's Revolving Credit Commitment, purchase a participating interest in the Cash Management Obligations by paying its pro rata share (based on such Lender's Revolving Credit Commitment) thereof, provided that the aggregate amount of such participating interests required to be purchased under this Section 2.1(iii) may not exceed $5,000,000. Each Revolving Credit Lender will immediately transfer to the Agent, in same day funds, the amount of its participation. After such payment to the Agent, each Lender shall share on a pro rata basis in any interest which accrues thereon and in all repayments thereof (calculated by reference to its

Revolving Credit Commitment). If and to the extent that any Revolving Credit Lender shall not have so made the amount of such participating interest available to the Agent, such Revolving Credit Lender and the Borrowers severally agree to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Agent until the date such amount is paid to the Agent, at (x) in the case of the Company, the interest rate specified above and (y) in the case of such Revolving Credit Lender, the Federal Funds Rate for the first five days after the date of demand by the Agent and thereafter at the interest rate specified above.

                  1.6      Section 2.1(b)(i) is restated as follows:

                  (i) Any Borrower may request the Agent to make, and the Agent may, in its sole discretion, make Swingline Loans to such Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate principal amount not to exceed at any time the lesser of (A) the Dollar Equivalent of $5,000,000 in Eligible Currencies or such other currency agreed to by the Agent (the "Swingline Facility") and (B) the aggregate amount of Revolving Credit Advances that could be but is not borrowed as of such date. Except for purposes of clause (B) of the immediately preceding sentence, each Lender's Revolving Credit Commitment shall be deemed utilized by an amount equal to such Lender's pro rata share (based on such Lender's Revolving Credit Commitment) of each Swingline Loan for purposes of determining the amount of Revolving Credit Advances required to be made by such Lender. Each Swingline Loan shall bear interest at the Negotiated Rate and shall mature as agreed by the Agent and such Borrower, any such maturity not to exceed the Termination Date, and may be advanced in any manner agreed to by the Agent and the Borrowers, including without limitation by the Agent crediting global multicurrency accounts of the Borrowers. Within the limits of the Swingline Facility, so long as the Agent, in its sole discretion, elects to make Swingline Loans, the Borrowers may borrow and reborrow under this Section 2.1(b)(i). Notwithstanding anything herein to the contrary, Swingline Loans shall be made only in currencies other than Dollars and shall not be made to the Company or any of its Domestic Subsidiaries. Each Swingline Loan shall be redenominated in Dollars or an Eligible Currency by the Agent prior to such Swingline Loan being refunded with a Revolving Credit Loan or any Revolving Credit Lender purchasing its participation in such Swingline Loan.

                  1.7 Section 2.1(e)(i) is restated as follows: "(i) the Dollar Equivalent of the aggregate principal amount of the Revolving Credit Advances outstanding to the Borrowers shall not exceed at any time an amount equal to the lesser of (A) the amount of the Borrowing Base minus the aggregate outstanding principal amount of the Term Loans or (B) the aggregate amount of the Revolving Credit Commitments minus the Cash Management Blocked Amount;".

                  1.8      Section 2.10(b) is restated as follows:

                  (b) Pledges of 100% of the Capital Stock of all Subsidiaries which are Domestic Subsidiaries owned directly by the Company or any Domestic Subsidiary and 65% of all Capital Stock (or, if such 65% pledge of Capital Stock cannot be obtained or would cause an additional and material tax liability for the Company and its Subsidiaries, a pledge of such other claims and/or rights with respect to such Foreign Subsidiaries and such other arrangements and agreements as required by the Agent) of all Foreign Subsidiaries owned directly by the Company or by any Domestic Subsidiary and Guaranties of all present and future Domestic Subsidiaries, other than in all of the foregoing cases such Subsidiaries which are determined by the Agent to have a value which is not material in amount. Notwithstanding the foregoing, promptly upon the request of the Agent, the Company and its Subsidiaries shall pledge 100% of the Capital Stock of each Foreign Subsidiary and each Foreign Subsidiary will execute and deliver a Guaranty, in each case to the extent they can do so without incurring an additional and material tax liability. In connection with the delivery of any such Guaranties and Pledge Agreements, the Company and the applicable Subsidiary shall provide such other documentation to the Agent, including, without limitation, if requested by the Agent, one or more opinions of counsel satisfactory to the Agent, corporate documents and resolutions and consents and other documents (further including, without limitation, such consents from any shareholders or other owners of any Subsidiary to the execution and performance of such Loan Documents by such Subsidiary), which in the opinion of the Agent are necessary or advisable in connection therewith;

                  1.9 The last paragraph of Section 2.10 is restated as follows:

Upon request of the Agent, (i) the Borrowers and the Guarantors shall execute and deliver such agreements and documents reasonably requested by the Agent to grant a first priority lien and security interest on all real property owned by the Borrowers and the Guarantors, (ii) each Borrowing Subsidiary shall execute and deliver all agreements and documents reasonably requested by the Agent to grant a first priority lien and security interest on all assets owned by such Borrowing Subsidiary, to secure the indebtedness and other obligations of such Borrowing Subsidiary owing pursuant to the Loan Documents, unless it is prohibited by applicable law or existing contractual restrictions from doing so or it is reasonably determined by the Agent to be impractical or unreasonably costly, and (iii) each parent corporation of a Foreign Subsidiary Borrower and Subsidiary of such Foreign Subsidiary Borrower or parent that is organized under the same jurisdiction as such Foreign Subsidiary Borrower will execute a Guaranty with respect to the Lender Indebtedness of such Foreign Borrowing Subsidiary and will execute and deliver all agreements and documents reasonably requested by the Agent to grant a first priority lien and security interest on all of its assets to secure such Guaranty, unless it is prohibited by applicable law or existing contractual restrictions from doing so or it is reasonably determined by the Agent to be impractical or unreasonably costly.

                  1.10     Section 3.1(d) is restated as follows:

                  (d) In addition to all other payments of the Term Loans required hereunder, the Company shall prepay the Term Loans by an amount equal to 100% of all of the Net Cash Proceeds from any sale or other disposition of any assets (other than the sale of inventory in the ordinary course of business upon customary credit terms, sales of scrap or obsolete material or equipment which are not material in the aggregate, disposition of Cash Equivalents, sales of assets described on Schedule 5.2(i) and transfers of assets, including without limitation Capital Stock, between Guarantors or between the Company and Guarantors or between Subsidiaries which are not Guarantors or from a Subsidiary which is not a Guarantor to a Guarantor or the Company) in excess of $1,000,000 in aggregate amount in any fiscal year (other than such Net Cash Proceeds from the sale of equipment which is not material in the aggregate and is used or contractually committed to be used within 180 days of the date received to replace the equipment so sold or otherwise disposed of with an asset of comparable value or to acquire an asset of comparable value), which payments shall be due 20 days after the end of each month for all such sales and other dispositions during such month. The Company shall provide a certificate to the Agent within 20 days after each sale of assets which, but for the above parenthetical, would cause a prepayment under this Section 3.1(d), which certificate shall describe such sale of assets and estimate when such Net Cash Proceeds will be used to purchase assets of a comparable value, and if such Net Cash Proceeds are not used or contractually committed to be used within 180 days after such sale or such earlier date when the Company has determined not to purchase assets of comparable value with such Net Cash Proceeds the Company will then prepay the Loans with such Net Cash Proceeds. Subject to Section 3.1(i), such mandatory prepayments shall be applied pro rata between the Term Loans and shall be applied to installments thereon in the inverse order or maturities until paid in full.

                  1.11     Section 3.1(f) is restated as follows:

                  (f) In addition to all payments of the Term Loans required hereunder, the Company shall prepay the Term Loans by an amount equal to 100% of the Net Cash Proceeds from (i) the issuance or other sale of any Capital Stock of the Company or any of its Subsidiaries, excluding any such Net Cash Proceeds received from the sale of Capital Stock to employees, directors and consultants of the Company and its Subsidiaries in an aggregate amount not to exceed $1,000,000 in any consecutive twelve month period, or (ii) the incurrence of any Subordinated Debt by the Company or any of its Subsidiaries on or after the Effective Date to the extent the amount of such Subordinated Debt in the aggregate exceeds an amount equal to $30,000,000. Subject to Section 3.1(i), such mandatory prepayments on the Term Loans shall be applied pro rata between the Term Loans and shall be applied to installments thereon in the inverse order or maturities until paid in full.

                  1.12     Section 3.1(l) is restated as follows:

                  (l) In addition to all payments of the Term Loans required hereunder, the Company shall prepay the Term Loans (i) on the Second Secured Term Loan Effective Date in an amount equal to 100% of the Net Cash Proceeds of the Second Secured Term Loan - First Tranche and (ii) on the date each portion of the Second Secured Term Loan - Second Tranche is made under the Funding Agreement in an amount equal to 100% of the Net Cash Proceeds of such portion of the Second Secured Term Loan - Second Tranche. Subject to Section 3.1(i), such mandatory prepayment on the Term Loans (x) under the foregoing clause (i) shall be applied pro rata between the Term Loans and shall be applied pro rata to all installments thereon and (y) under the foregoing clause (ii) shall be applied to the installments due on the Term Loans in the order of their maturity and, if not sufficient to pay the entire amount of the installments due on any day, applied pro rata between the installments on the Term Loans due on such day.

                  1.13     The following new Section 3.1(n) is added:

                  (n) The Borrowers shall not allow the aggregate cash and cash equivalents of the Company and its Subsidiaries to exceed $10,000,000 as of the end of any day and, in addition to any other payment required under the Loan Documents, the Borrowers shall prepay the Revolving Credit Advances and Swingline Loans by the amount of such excess. The Borrowers further agree that they shall not allow the aggregate Advances to exceed the amount permitted by
Section 2.1(e) and, in addition to any other payment required under the Loan Documents, the Borrowers shall promptly prepay the Revolving Credit Advances and Swingline Loans by the amount of such excess.

                  1.14     Section 4.22 is restated as follows:

                  4.22 Second Secured Term Loan Documents. As of the Second Secured Term Loan Effective Date, the outstanding principal balance of the Second Secured Debt equaled $15,450,000 (which consists of the principal balance of $15,000,000 received by the Company and used as a prepayment under Section 3.1(l) and a closing fee of not more than $450,000 added to the balance of the Second Secured Term Loan), and all agreements, instruments and documents executed or delivered pursuant to or in connection with the Second Secured Debt were delivered to the Agent on or before the Second Secured Term Loan Effective Date. As of the date any portion of the Second Secured Term Loan - Second Tranche is required to be made under the Funding Agreement, such portion of the Second Secured Term Loan - Second Tranche will be made to the Company in the principal amount required under the Funding Agreement and the Second Secured Term Loan Agreement as amended by the Second Secured Term Loan Agreement Amendment. All Second Secured Debt will be incurred in full compliance with the Senior Subordinated Debt Documents and will not cause any default thereunder. There will be no event of default or event or condition which would become an event of default with notice or lapse of time or both, under the Second Secured Term Loan Documents and each of the Second Secured Term Loan Documents is in full force and effect. Other than the obligation to pay principal and interest at final maturity (whether at stated maturity or upon acceleration), to pay the closing fee of not more than $450,000 in accordance with the Second Secured Term Loan Documents by having the fee added to the balance of the Second Secured Term Loan - First Tranche and to accrue (but not pay) interest prior to final maturity under the Second Secured Term Loan Documents (all of which shall have been delivered to the Agent on or before the Third Amendment Effective Date), there will be no obligation pursuant to any Second Secured Term Loan Document which obligates the Company or any of its Subsidiaries to pay any principal or interest, redeem any of its Capital Stock, pay any fees or other consideration of any kind or incur any other payment obligation or liability, other than customary expenses in connection with closing and documenting the Second Secured Debt, enforcement of the Second Secured Term Loan Documents and customary indemnities in loan documents. All representations and warranties of the Company and its Subsidiaries contained in any Second Secured Term Loan Document will be true and correct in all material respects.

                  1.15     The following new Section 4.23 is added:

                  4.23 Funding Agreement. All agreements, instruments and documents executed or delivered pursuant to or in connection with the Funding Agreement have been delivered to the Agent on or before the Third Amendment Effective Date. Neither the Company nor any of its Subsidiaries has incurred any obligation, or paid any fees or other consideration of any kind or incurred any other liability, to CSCL, CVC, Citicorp or any of their Affiliates pursuant to, or otherwise in connection with, the Funding Agreement or the agreements governing the Second Secured Term Loan - Second Tranche other than as permitted by Section 5.2(u) hereof. The Company has requested, and agreed to receive, the Second Secured Term Loan - Second Tranche required to be made under the Funding Agreement and to, and cause its applicable Subsidiaries to, execute, deliver and perform the Second Secured Term Loan Agreement Amendment and all agreements required in connection therewith. The receipt of the Second Secured Term Loan - Second Tranche and the execution, delivery and performance of the Second Secured Term Loan Agreement Amendment and all agreements required in connection therewith are within the Company's and its applicable Subsidiaries' powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of their Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which any of them is a party or by which any of them is bound.

                  1.16 Each reference in Sections 5.1(d)(ii) and (iii) to "Sections 5.2 (a), (b), (c), (d), (e) and (q)" is deleted and "Sections 5.2 (a),
(b), (c), (d), (e), (s) and (t)" is substituted in each place thereof.

                  1.17 Reference in Section 5.1(d)(v) to "20 days" is deleted and "25 days" is substituted in place thereof.

                  1.18     Section 5.1(d)(ix) is re-designated as Section 5.1(d)
(xii), and the following new Sections 5.1(d)(ix), (x) and (xi) are added:

                  (ix) As soon as available and in any event within 25 days after the end of each of the first eleven fiscal months of each fiscal year and within 35 days after the end of the last fiscal month of each fiscal year, the consolidated balance sheet of the Company and its Subsidiaries and of its Unrestricted Subsidiaries as of the end of such month, and the related consolidated statements of income and cash flows for such month and, on a cumulative basis, setting forth in each case in comparative form to the 2003/2004 Budget;

                  (x) The Company shall keep the Agent and the Lenders apprised of any material discussions and negotiations pertaining to any potential material modifications of any contracts or other arrangements with any significant customers of the Company or any of its Subsidiaries;

                  (xi) As soon as available and in any event within 25 days after the end of each month, the Company shall deliver a thirteen (13) week Cash Forecast in form and detail satisfactory to the Agent; and

                  1.19 Reference in Section 5.1(f) to "60 days" is deleted and "30 days" is substituted in each place thereof.

                  1.20     The following new Sections 5.1(h) and (i) are added:

                  (h) Dominion of Funds/Cash Management. Promptly upon the request of the Agent at any time, the Company shall, and shall cause each Subsidiary to, enter into a dominion of funds arrangement with the Agent and/or certain Lenders and shall execute and deliver any and all further documents necessary or desirable to implement such dominion of funds arrangement, including without limitation any lock box agreements and/or blocked account agreements. With respect to any bank account maintained on behalf of the Company or any Subsidiary at any financial institution other than the Agent or one of the Lenders, the Company and the Subsidiaries shall execute, or cause to be executed, such further agreements and documents requested by the Agent to grant to the Agent and the Lenders a first priority security interest in all such accounts and execute such blocked account agreements requested by the Agent. With respect to any cash management services with the Agent or any Lender, including without limitation any control disbursement accounts, wire transfer services, ACH or cash management services, at all times that the Cash Management Blocked Amount is $0 the Company agrees that it will, and will cause each of its Subsidiaries to, pre-fund such transactions in a manner satisfactory to the Agent or such Lender, as the case may be, such that the Agent and each such Lender shall have no credit exposure as a result of such services and other transactions and there shall be no Cash Management Obligations.

                  (i) Secured Term Loan - Second Tranche. Receive the Second Secured Term Loan - Second Tranche required to be made under the Funding Agreement and execute, deliver and perform the Second Secured Term Loan Agreement Amendment and all agreements required in connection therewith, and the Company agrees to execute and deliver, or cause its Subsidiaries to execute and deliver, such other agreements and documents as may be required to obtain the Second Secured Term Loan - Second Tranche or any portion thereof.

                  1.21 Sections 5.2 (a), (b), (c), (d) and (e) are each restated as follows:

                  (a) Net Worth. Permit or suffer the consolidated Net Worth of the Company and its Subsidiaries to be less than the sum of (i) $16,000,000, plus (ii) 50% of the net income of the Company and its Subsidiaries, added as of the end of each fiscal year of the Company, commencing with the 2003 fiscal year of the Company, provided that if such net income is negative in any fiscal year the amount added for such fiscal year shall be zero and shall not reduce the amount added for any other fiscal year, plus (iii) 100% of the increase to Net Worth of the Company and its Subsidiaries pursuant to the sale or the transfer of any its Capital Stock, minus (iv) any amounts paid to redeem any Capital Stock of any current or former employee, director or consultant to the extent permitted by Section 5.2(k), minus (v) the amount of non-cash losses from the sale of assets below book value, the renegotiation of leases or the revaluation of stock option plans, provided that the aggregate amount subtracted under this clause (v) shall not exceed $15,000,000, and minus
(vi) the outstanding principal amount of the Second Secured Term Loan - Second Tranche, provided that any principal amount of the Second Secured Term Loan - Second Tranche received by the Company at any time shall be added to Net Worth effective as of the end of the fiscal quarter of the Company most recently ended prior to such time.

                  (b) Total Leverage Ratio. Permit or suffer the Total Leverage Ratio to be greater than any of the amounts described in the table below:

----------------------------------------------------------------------------------------------------
                       FISCAL QUARTER ENDING                                          LEVERAGE RATIO
----------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2003 fiscal year                      6.40 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2003 fiscal year                     6.05 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the third fiscal quarter of the 2003 fiscal year                      6.75 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the fourth fiscal quarter of the 2003 fiscal year                     5.40 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2004 fiscal year                      5.40 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2004 fiscal year                     4.80 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the third fiscal quarter of the 2004 fiscal year                      5.00 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of the fourth fiscal quarter of the 2004 fiscal year                     4.50 to 1.0
----------------------------------------------------------------------------------------------------
As of the end of any fiscal quarter thereafter                                         4.50 to 1.0
----------------------------------------------------------------------------------------------------

                  (c) Fixed Charge Coverage Ratio. Permit or suffer the Fixed Charge Coverage Ratio to be less than any of the amounts described in the table below:

-----------------------------------------------------------------------------------------------------------
                       FISCAL QUARTER ENDING                                    FIXED CHARGE COVERAGE RATIO
-----------------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2003 fiscal year                       0.95 to 1.0
-----------------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2003 fiscal year                      0.95 to 1.0
-----------------------------------------------------------------------------------------------------------
As of the end of the third fiscal quarter of the 2003 fiscal year                       0.85 to 1.0
-----------------------------------------------------------------------------------------------------------
As of the end of the fourth fiscal quarter of the 2003 fiscal year                      0.90 to 1.0
-----------------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2004 fiscal year                       1.00 to 1.0
-----------------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2004 fiscal year                      1.05 to 1.0
-----------------------------------------------------------------------------------------------------------
As of the end of any fiscal quarter thereafter                                          1.05 to 1.0
-----------------------------------------------------------------------------------------------------------

                  (d) Senior Leverage Ratio. Permit or suffer the Senior Leverage Ratio to be greater than any of the amounts described in the table below:

--------------------------------------------------------------------------------------------------------
                       FISCAL QUARTER ENDING                                       SENIOR LEVERAGE RATIO
--------------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2003 fiscal year                       2.85 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2003 fiscal year                      2.35 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the third fiscal quarter of the 2003 fiscal year                       2.75 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the fourth fiscal quarter of the 2003 fiscal year                      2.15 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2004 fiscal year                       2.15 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2004 fiscal year                      2.00 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of any fiscal quarter thereafter                                          2.00 to 1.0
--------------------------------------------------------------------------------------------------------

                  (e) Interest Coverage Ratio. Permit or suffer the Interest Coverage Ratio to be less than any of the amounts described in the table below:

--------------------------------------------------------------------------------------------------------
                      FISCAL QUARTER ENDING                                      INTEREST COVERAGE RATIO
--------------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2003 fiscal year                      1.45 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2003 fiscal year                     1.45 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the third fiscal quarter of the 2003 fiscal year                      1.45 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the fourth fiscal quarter of the 2003 fiscal year                     1.60 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the first fiscal quarter of the 2004 fiscal year                      1.75 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the second fiscal quarter of the 2004 fiscal year                     1.80 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the third fiscal quarter of the 2004 fiscal year                      1.85 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of the fourth fiscal quarter of the 2004 fiscal year                     2.00 to 1.0
--------------------------------------------------------------------------------------------------------
As of the end of any fiscal quarter thereafter                                         2.00 to 1.0
--------------------------------------------------------------------------------------------------------

All financial covenants in Sections 5.2 (a), (b), (c), (d) and (e) shall be calculated on a pro forma basis as if the Second Secured Term Loan - First Tranche was incurred on the last day of the second fiscal quarter of the 2002 fiscal year of the Company and the proceeds thereof had been applied to the prepayment of the Term Loans on the last day of the second fiscal quarter of the 2002 fiscal year of the Company.

                  1.22     Section 5.2 (f)(xiii) is restated as follows:

                  (xiii) the Second Secured Term Loan - First Tranche in an aggregate principal amount not to exceed $15,450,000 and the Second Secured Term Loan - Second Tranche in an aggregate principal amount not to exceed $10,769,105.90; and

                  1.23     Section 5.2 (i) is restated as follows:

                  (i) Disposition of Assets; Etc. Except for the transactions described on Schedule 5.2(i), sell, lease, license, transfer, assign or otherwise dispose of any of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than inventory sold in the ordinary course of business upon customary credit terms, sales of scrap or obsolete material or equipment which are not material in the aggregate and sales of assets described on Schedule 5.2(i), and shall not permit or suffer any Subsidiary to do any of the foregoing; provided, however, that this Section 5.2(i) shall not prohibit
(i) any such sale, lease, license, transfer, assignment or other disposition if the aggregate book value (disregarding any write-downs of such book value other than ordinary depreciation and amortization) of all of the business, assets, rights, revenues and property disposed of after the Effective Date of this Agreement shall not constitute a Substantial Portion in the aggregate and if, immediately after such transaction, no Unmatured Event or Event of Default shall exist or shall have occurred and be continuing, (ii) sales of assets in the ordinary course of business as to which proceeds are used or contractually committed to be used within 180 days to purchase assets of at least equivalent value to those sold, (iii) sales as to which proceeds are used to make optional prepayments on the Revolving Credit Advances, provided that such prepayments on the Revolving Credit Advances also permanently reduce the Revolving Credit Commitments by the amount of such payments, (iv) transfers of assets, including without limitation Capital Stock, between Guarantors or between the Company and Guarantors or between Subsidiaries which are not Guarantors or from a Subsidiary which is not a Guarantor to a Guarantor or the Company, it being understood that for purposes of this clause (iv) a Guarantor shall include any Subsidiary which becomes a Guarantor immediately after such transfer, (v) any investment, loan or advance permitted by Section 5.2(l), (vi) the disposition of Cash Equivalents in the ordinary course of business, (vii) the disposition of assets pursuant to a Permitted Securitization Transaction or Factoring permitted by Section 5.2(f) or (viii) such transfer of assets as pursuant to a dividend or redemption permitted by Section 5.2(k); provided, however, in the case of any of the foregoing permitted sales, leases, licenses, transfers, assignments or other dispositions (an "Asset Sale") the Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale unless (A) except for transfers under clause (iv), (v) or (vi) above, the Company (or the Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (and if such sale if of a material amount of assets, such fair market value shall be evidenced by a resolution of the Board of Directors set forth in an officer's certificate delivered to the Agent) of the assets and (B) except for transfers under clause (iv), (v) or (vi) above, at least 80% of the consideration therefor received by the Company or such Subsidiary is in the form of cash or Cash Equivalents; provided that the amount of (x) any liabilities (as shown on the Company's or such Subsidiary's most recent balance sheet) of the Company or any Subsidiary that are assumed by the transferee of any such assets such that the Company or such Subsidiary have no further liability and (y) any securities, notes or other obligations received by the Company or any such Subsidiary from such transferee that are converted by the Company or such Subsidiary into cash (to the extent of the cash received) shall be deemed to be cash for purposes of this provision and the definition of Net Cash Proceeds, and the Agent promptly shall obtain a first priority security interest in any non cash consideration for any Asset Sale by the Company or any Guarantor to the extent such consideration consists of collateral described in Section 2.10.

                  1.24     Section 5.2 (k) is restated as follows:

                  (k) Dividends and Other Restricted Payments. Make, pay, declare or authorize any dividend, payment or other distribution in respect of any class of its Capital Stock or any dividend, payment or distribution in connection with the redemption, purchase, retirement or other acquisition, directly or indirectly, of any shares of its Capital Stock other than: (i) such dividends, payments or other distributions to the extent payable solely in shares of Capital Stock (other than Disqualified Stock) of the Company, (ii) the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any employee, director or consultant of the Company upon termination of employment or services of such employee, director or consultant, provided that (A) the aggregate consideration (excluding consideration paid in other Capital Stock of the Company which is not Disqualified Stock) paid for such repurchased, redeemed, acquired or retired Capital Stock after the Third Amendment Effective Date shall not exceed $1,000,000, (B) no Event of Default or Unmatured Event shall have occurred and be continuing immediately after such transaction on a pro forma basis acceptable to the Agent and (C) the price paid for such Capital Stock shall be made in accordance with the existing agreements relating thereto, (iii) such dividends, payments or other distributions to the extent permitted in Section 5.2(i)(iv), and (iv) dividends and distributions by Subsidiaries of the Company. The Company will not issue any Disqualified Stock.

                  1.25 Section 5.2(l)(xi) and (xiii) are each restated as follows:

         (xi) investments, loans and advances after the Effective Date of this Agreement in Unrestricted Subsidiaries in aggregate outstanding amount not exceeding $500,000;

         (xiii) other investments after the Second Amendment Effective Date in an aggregate amount not exceeding $1,000,000 at any time outstanding.

                  1.26 Section 5.2(q)(i) is restated as follows: "(i) make any optional payment, defeasance (whether a covenant defeasance, legal defeasance or other defeasance), prepayment or redemption of any of its or any of its Subsidiaries' Subordinated Debt, Second Secured Debt or other Indebtedness, other than (A) the Lender Indebtedness, and (B) in the case of Indebtedness that is not Subordinated Debt or Second Secured Debt and if no Unmatured Event or Event of Default exists or would be caused thereby, payments of revolving credit facilities by Foreign Subsidiaries in the ordinary course of business (provided such payments are from the revenues of such Foreign Subsidiaries and not, directly or indirectly, from proceeds of any Advances), prepayments of Indebtedness between the Company and its Subsidiaries or between Subsidiaries of the Company, and other prepayments of such Indebtedness in an aggregate amount not in excess of $10,000,000 after the Third Amendment Effective Date,".

                  1.27     Section 5.2(s) is restated as follows:

                  (s) Capital Expenditures. The Company will not, as calculated for the Company and its Subsidiaries on a consolidated basis, expend, or be committed to expend, for Capital Expenditures for any fiscal year or any fiscal quarter of the Company, an amount in excess of the amount shown in the following table for such fiscal year or fiscal quarter, as the case may be:

      Fiscal Year or Quarter                            Amount
      ----------------------                            ------
2003 Fiscal Year                                     $12,000,000
Any Fiscal Quarter in 2003                           $ 4,000,000

2004 Fiscal Year                                     $12,000,000
Any Fiscal Quarter in 2004                           $ 4,000,000

2005 Fiscal Year and any
  Fiscal Year thereafter                             $14,000,000
Any Fiscal Quarter in 2005
  and any Fiscal Quarter thereafter                  $ 5,000,000

                  1.28     Section 5.2(t) is restated as follows:

                  (t) Minimum EBITDA. Permit or suffer EBITDA to be less than (i) $8,300,000 for the fiscal quarter ending March 31, 2003, (ii) $19,100,000 for the two consecutive fiscal quarters ending June 30, 2003, (iii) $30,500,000 for the three consecutive fiscal quarters ending September 30, 2003,
(iv)

$42,000,000 for the four consecutive fiscal quarters ending December 31, 2003,
(v) $45,700,000 for the four consecutive fiscal quarters ending March 31, 2004,
(vi) $47,100,000 for the four consecutive quarters ending June 30, 2004, or
(vii) $47,500,000 as of the end of any fiscal quarter thereafter for the four consecutive fiscal quarters then ending.

                  1.29     The following new Sections 5.2(u) and (v) are added:

                  (u) Management Fees. Pay, whether directly or indirectly, any management fees, any other fees or any other payments of any kind to CVC, CSCL, Citicorp or any Affiliate thereof, except to the extent required under the Second Secured Term Loan Agreement and reasonable legal fees of CVC, CSCL and Citicorp in connection with the negotiation, execution and delivery of the Funding Agreement and in connection with the negotiation, preparation, execution, delivery, amendment, administration and enforcement of the agreements and documents governing Second Secured Term Loan - Second Tranche.

                  (v) Further Prohibitions. Amend their respective articles of incorporation, charter or bylaws in any manner adverse to the Lenders.

                  1.30     Section 6.1(a) is restated as follows:

                  (a)      Nonpayment. Any Borrower shall fail to pay when due
(i) any principal of the Notes, provided that no Event of Default shall be deemed to have occurred as a result of any failure to pay any principal if such payment is made by the disbursement of a Second Secured Term Loan - Second Tranche in compliance with the terms of the Funding Agreement, or (ii) any reimbursement obligation under Section 3.3 (whether by deemed disbursement of a Revolving Credit Loan or otherwise), or, within 5 days after becoming due, any interest on the Notes or any fees or any other amount payable hereunder;

                  1.31 Section 6.1(c) is amended by adding the following to the end thereof: ", provided that no Event of Default shall be deemed to have occurred as a result of any breach of Section 5.2(b), (c), (d), (e) or (t) if such breach is cured by the disbursement of a Second Secured Term Loan - Second Tranche in compliance with the terms of the Funding Agreement."

                  1.32 Section 6.1(m) is amended by deleting the period at the end thereof and substituting "; or" in place thereof and the following new
Section 6.1(n) is added thereafter:

                  (n) Funding Agreement. Any material provision of the Funding Agreement or the Citicorp Support shall at any time for any reason cease to be valid and binding and enforceable against CSCL or Citicorp, or the validity, binding effect or enforceability thereof shall be contested by CSCL or Citicorp, or the Funding Agreement or the Citicorp Support shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to the Lenders and the Agent the benefits purported to be created thereby in any material manner, or any "Funding Event of Default" (as defined in the Funding Agreement) shall occur under the Funding Agreement.

                  1.33 The parties acknowledge that, after giving effect to all payments prior to the Third Amendment Effective Date, the outstanding principal amount of, and scheduled payments on,

Term Loan A and Term Loan B as of the Third Amendment Effective Date are as described on the Amortization Schedule attached hereto.

                  1.34 The parties acknowledge that, pursuant to Section 2.9 and in addition to other possible reserves, the Agent has established a reserve against the Borrowing Base in an amount equal to $6,000,000.

                  1.35 Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, (a) the Company represents that no Unrestricted Subsidiaries exist and it will not allow any Subsidiary to be an Unrestricted Subsidiary without the prior written consent of the Required Lenders and (b) the Company and each Guarantor agree that all Loan Documents that guarantee or secure any Lender Indebtedness shall guarantee and secure, as the case may be and without limiting the obligations and liabilities secured and guaranteed thereby, all Lender Indebtedness, including without limitation all Cash Management Obligations.

                  ARTICLE II. REPRESENTATIONS. Each Borrower represents and warrants to the Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of each Borrower, enforceable against each in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 After giving effect to the amendments and waivers contained herein, no Event of Default or Unmatured Event exists or has occurred and is continuing on the date hereof.

                  2.5 Schedule 1 attached hereto is a complete and accurate list of all Subsidiaries of the Company, including an accurate description of the jurisdiction of organization and ownership thereof.

                  2.6 Neither the Company nor any of its Subsidiaries owns any real property.

                  ARTICLE III. CONDITIONS OF EFFECTIVENESS.

                  3.1 This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

                  (a) The Borrowers, the Required Revolving Credit Lenders and the Required Lenders shall have signed this Amendment;

                  (b) The Guarantors shall have signed the consent and agreement to this Amendment;

                  (c)      CSCL and the Agent shall have signed the Funding
Agreement;

                  (d) CSCL and the Company shall have signed the Second Secured Term Loan Agreement Amendment;

                  (e) Each Borrower and Guarantor shall provide a certified resolution with respect to this Amendment and the Funding Agreement satisfactory to the Agent;

                  (f) Each Borrower, Guarantor and CSCL shall provide the written opinion of the Borrowers', Guarantors' and CSCL's counsel in form and substance acceptable to the Agent;

                  (g) The Company shall have delivered to the Agent the 2003/2004 Budget;

                  (h) The Company shall have paid all fees and expenses owing to the Agent and Lenders;

                  (i) Citicorp shall have delivered to the Agent the Citicorp Support and, unless such Citicorp Support is in the form of a letter of credit, a written opinion of the Citicorp's counsel in form and substance acceptable to the Agent; and

                  (j) The Borrowers and the Guarantors shall have delivered to the Agent such other documents and satisfied such other conditions as reasonably requested by the Agent, including without limitation any additional Security Documents required by the Agent.

                  ARTICLE IV. MISCELLANEOUS.

                  4.1 On the date hereof, the Company shall pay to the Administrative Agent, for the pro rata benefit of each Lender based on such Lender's Commitments (after giving effect to this Amendment, and each Lender's Term Loan A Commitment and Term Loan B Commitment shall be deemed equal to the outstanding Term Loan A and Term Loan B), an amendment fee in an amount equal to
50.0 basis points on the aggregate amount of such Lender's Commitments, which fees shall be distributed to the Lenders within two Business Days after such date.

                  4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Without limiting the definition of Loan Documents, this Amendment and all other agreements and documents executed in connection herewith constitute Loan Documents.

                  4.3 Except as expressly amended hereby, each Borrower and Guarantor agree that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it is not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing and waives any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing that it may have. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.4 Each of the Borrowers and Guarantors represents and warrants that it is not aware of any claims or causes of action against the Agent or any Lender, any participant lender or any of their successors or assigns. Notwithstanding this representation and as further consideration for the agreements and understandings herein, each Borrower and Guarantor, on behalf of itself and its respective employees, agents, executors, heirs, successors and assigns (the "Releasing Parties"), hereby releases the Agent and the Lenders, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, arising from or in any way related to this Amendment, the Credit Agreement, the other Loan Documents, all transactions relating to this Amendment, the Credit Agreement or any of the other Loan Documents or the syndication thereof.

                  4.5 Each of the Borrowers and Guarantors acknowledges and agrees that the Agent and the Lenders have fully performed all of their obligations under the Credit Agreement and all documents executed in connection with the Credit Agreement, and that all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The actions of the Agent and the Lenders taken pursuant to this Amendment and the documents referred to herein are in furtherance of the efforts of the Agent and the Lenders as secured lenders seeking to collect the obligations owed to the Lenders. Nothing contained in this Amendment shall be deemed to create a partnership, joint venture or agency relationship of any nature between the Company and the Lenders or the Agent. The Borrowers, the Guarantors, the Agent and the Lenders agree that notwithstanding the provisions of this Amendment, the Company and its Subsidiaries remain in control of their business operations and determines the business plans (including employment, management and operating directions) for its business.

                  4.6 The Credit Agreement and the other Loan Documents, as previously amended and as amended by this Amendment, constitute the entire understanding of the parties with respect to the subject matter hereof and may only be modified or amended by a writing signed by the party to be charged. If any provision of this Amendment is in conflict with any applicable statute or rule of law or otherwise unenforceable, such offending provision shall be null and void only to the extent of such conflict or unenforceability, but shall be deemed separate from and shall not invalidate any other provision of this Amendment.

                  4.7 There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Amendment other than those which are set forth in this Amendment. Each of the Borrowers and Guarantors acknowledges that an authorized officer of each Borrower and Guarantor has thoroughly read and reviewed the terms and provisions of this Amendment and is familiar with same, that the terms and provisions contained herein are clearly understood by the Borrowers and the Guarantors and have been fully and unconditionally consented to by the Borrowers and the Guarantors, and that the Borrowers and Guarantors have had full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Amendment and related agreements, and that this Amendment and all related agreements have been entered into by the Borrowers and Guarantors freely, voluntarily, with full knowledge, and without duress, and that in executing this Amendment, the Borrowers and Guarantors are relying on no other representations, either written or oral, express or implied, made by any other party hereto, and that the consideration hereunder received by the Borrowers and the Guarantors has been actual and adequate.

                  4.8 The Borrowers and the Guarantors represent that they have no intention to file or acquiesce in the filing of any bankruptcy or insolvency proceeding at this time.

                  4.9 This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Amendment.

                  4.10 Each of the Borrowers and Guarantors agrees to execute and deliver any and all documents reasonably deemed necessary or appropriate by the Agent or the Lenders to carry out the intent of and/or to implement this Amendment.

                  4.11 This Amendment shall not be construed more strictly against the Lenders or the Agent merely by virtue of the fact that the same has been prepared by the Lenders and the Agent or their counsel, it being recognized that the Borrowers, the Agent and the Lenders have contributed substantially and materially to the preparation of this Amendment, and each of the parties hereto waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Amendment.

                  4.12 Neither the Agent nor any Lender undertakes any responsibility to the Company or any of its Subsidiaries to review or inform the Company or any of its Subsidiaries of any matter in connection with any phase of the Company's or any of its Subsidiary's business or operations. Each of the Borrowers and Guarantors agrees that neither the Agent nor any Lender shall have liability to the Company (whether sounding in tort, contract or otherwise) or any of its Subsidiaries for losses suffered by the Company or any of its Subsidiaries in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith or otherwise, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought or from a breach by the party from which recovery is sought of the express terms of the Loan Documents. Neither the Agent nor any Lender shall have any liability with respect to, and each of the Borrowers and Guarantors hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Company or any of its Subsidiaries in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

                  4.13 The Borrowers and the Guarantors have informed the Lenders and the Agent that Events of Default may have occurred under the Credit Agreement due to breaches of Sections 5.2(a), (b), (c), (d) and (e) as of December 29, 2002 (the "Potential Defaults"), and such Potential Defaults have been waived until February 17, 2003 pursuant to a waiver letter signed by the Required Banks dated December 23, 2002. Each Borrower and Guarantor has requested that the Lenders waive the Potential Defaults subject to the terms and conditions set forth herein. Pursuant to such request, the Lenders hereby waive the Potential Defaults that occurred as of December 29, 2002, provided that an Event of Default shall occur and is not waived if the Borrowers breach Sections 5.2(a), (b), (c), (d) or (e), as amended by this Amendment, at any time after the Third Amendment Effective Date or at any time thereafter. The Lenders do not waive any other Event of Default or Unmatured Event. Each Borrower and Guarantor acknowledges and agrees that the waiver contained herein is a limited, specific and one-time waiver as described above. Such limited waiver shall not modify or waive any other term, covenant or agreement contained in any of the Loan Documents, and shall not be deemed to have prejudiced any present or future right or rights which the Agent or any Lender now has or may have.

                  4.14 As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Lender Indebtedness, the Company hereby pledges, grants and collaterally assigns to the Agent, for the benefit of the Agent and Lenders as hereinafter provided, a security interest in all (i) right, title and interest of the Company in and to the Funding Agreement and to all funds paid and to be paid by CSCL or one or more of its designees, as the case may be, pursuant to the Funding Agreement, and (ii) all other claims, rights, powers, privileges, interests and remedies of the Company arising under the Funding Agreement and resulting from any failure by CSCL or one or more of its designees, as the case may be, to perform its obligations hereunder, together in each case with the full power and authority to demand payment of, enforce, collect, receive and deliver receipt for any and all of the foregoing.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                       MSX INTERNATIONAL, INC.

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL TECHNOLOGY
                                       SERVICES, INC.

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL SERVICES (HOLDINGS),
                                       INC.

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL (HOLDINGS), INC.

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL BUSINESS SERVICES, INC.

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL ENGINEERING
                                       SERVICES, INC.

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL LIMITED

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL HOLDINGS LIMITED

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL AUSTRALIA PTY LIMITED

                                       By: _______________________
                                           Title: ________________

                                       MSX INTERNATIONAL NETHERLANDS B.V.

                                       By: _______________________
                                           Title: ________________

                                       BANK ONE, NA, as Agent and as a Lender
                                       (Main Chicago Office)

                                       By: _______________________
                                        Title: __________________

                                       COMERICA BANK

                                       By: _______________________
                                           Title: ________________

                                       DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES

                                       By: _______________________
                                           Title: ________________

                                       By: _______________________
                                           Title: ________________

                                       THE FUJI BANK, LIMITED

                                       By: _______________________
                                           Title: ________________

                                       HUNTINGTON NATIONAL BANK

                                       By: _______________________
                                           Title: ________________

                                       PNC BANK, N.A.

                                       By: _______________________
                                           Title: ________________

                                       NATIONAL CITY BANK

                                       By: _______________________
                                           Title: ________________

                                       STANDARD FEDERAL BANK

                                       By: _______________________
                                           Title: ________________

                                       EATON VANCE SENIOR INCOME TRUST

                                       By: _______________________
                                           Title: ________________

                                       EV INSTITUTIONAL SENIOR LOAN FUND

                                       By: _______________________
                                           Title: ________________

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By: _______________________
                                           Title: ________________

                                       US BANK, N.A.

                                       By: _______________________
                                           Title: ________________

                                       OXFORD STRATEGIC INCOME FUND

                                       By: _______________________
                                           Title: ________________

                                       SENIOR DEBT PORTFOLIO

                                       By: _______________________
                                           Title: ________________

                                       TRANSAMERICA BUSINESS CAPITAL
                                       CORPORATION, formerly known as
                                       Transamerica Business Credit Corporation

                                       By: _______________________
                                           Title: ________________

                                       APEX IDM I LTD.

                                       By: _______________________
                                           Title: ________________

                              CONSENT AND AGREEMENT

                  As of the date and year first above written, each of the undersigned hereby

                  (a) fully agrees and consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; and

                  (b) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement, the Guaranty to which it is a party and each other Loan Document to which it is a party are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement, the Guaranty to which it is a party and each other Loan Document to which it is a party are the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                                     MSX INTERNATIONAL TECHNOLOGY SERVICES, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL SERVICES (HOLDINGS), INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL BUSINESS SERVICES, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL ENGINEERING SERVICES,
                                     INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL (HOLDINGS), INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MEGATECH ENGINEERING, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     CREATIVE TECHNOLOGY SERVICES, L.L.C.

                                     By: ____________________________
                                         Title: _____________________

                                     CHELSEA COMPUTER CONSULTANTS, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MILLENNIUM COMPUTER SYSTEMS, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL, DEALERNET SERVICES, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL EUROPEAN (HOLDINGS),
                                     LLC

                                     By: ____________________________
                                         Title: _____________________

                                     INTRANATIONAL COMPUTER CONSULTANTS

                                     By: ____________________________
                                         Title: _____________________

                                     PROGRAMMING MANAGEMENT & SYSTEMS, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MANAGEMENT RESOURCES INTERNATIONAL, INC.

                                     By: ____________________________
                                         Title: _____________________

                                     PILOT COMPUTER SERVICES, INCORPORATED

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL STRATEGIC TECHNOLOGY,
                                     INC.

                                     By: ____________________________
                                         Title: _____________________

                                     MSX INTERNATIONAL PLATFORM SERVICES,
                                     LLC

                                     By: ____________________________
                                         Title: _____________________

                                     MEGATECH ACADEMY, INC.

                                     By: ____________________________
                                         Title: _____________________

                              AMORTZATION SCHEDULE

----------------------------------------------------------------------------------------------------------------------------
PMT. DATE                TERM A                   LOAN BAL.                  TERM B                    LOAN BAL
----------------------------------------------------------------------------------------------------------------------------
30-Sep-02                                      $13,114,194.10                                       $54,068,206.57
31-Dec-02              1,230,754.96             11,883,439.14                153,844.37              53,914,362.20
31-Mar-03              1,538,443.70             10,344,995.44                153,844.37              53,760,517.83
30-Jun-03              1,538,443.70              8,806,551.74                153,844.37              53,606,673.46
30-Sep-03              1,538,443.70              7,268,108.04                153,844.37              53,452,829.09
31-Dec-03              1,538,443.70              5,729,664.34                153,844.37              53,298,984.72
31-Mar-04              1,846,132.44              3,883,531.90                153,844.37              53,145,140.35
30-Jun-04              1,846,132.44              2,037,399.46                153,844.37              52,991,295.98
30-Sep-04              1,846,132.44                191,267.02                153,844.37              52,837,451.61
 7-Dec-04                191,267.02                      0.00                153,844.37              52,683,607.24
                     --------------
31-Mar-05            $13,114,194.10                                          153,844.37              52,529,762.87
30-Jun-05                                                                    153,844.37              52,375,918.50
30-Sep-05                                                                    153,844.37              52,222,074.13
31-Dec-05                                                                    153,844.37              52,068,229.76
31-Mar-05                                                                 14,461,370.82              37,606,858.94
30-Jun-06                                                                 14,461,370.82              23,145,488.12
30-Sep-06                                                                 14,461,370.82               8,684,117.30
 7-Dec-06                                                                  8,684,117.30                       0.00
                                                                         --------------
                                                                         $54,068,206.57
----------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1
             LIST OF ACTIVE SUBSIDIARIES OF MSX INTERNATIONAL, INC.

MSX International (Holdings), Inc.                                                                              (Delaware)

         MSX International Services (Holdings), Inc.                                                            (Delaware)
                  MSX International Canada Limited                                                              (Canada)
                  MSX International (Thailand) Co., Ltd.                                                        (Thailand)

         MSX International European (Holdings), L.L.C.                                                          (Delaware)
                  MSX International Netherlands (Holdings) C.V. (1)                                             (Netherlands)
                           MSX International Netherlands B.V.                                                   (Netherlands)
                                    MSX International Polska Sp.zo.o.                                           (Poland)
                                    MSX International do Brasil Ltda.                                           (Brazil)
                                    MSX de Mexico, S.A. de C.V.                                                 (Mexico)
                                    MSX International Australia Pty Limited                                     (Australia)
                                    MSX Services (Malaysia) Sdn. Bdh.                                           (Malaysia)
                                    MSX International Sweden AB                                                 (Sweden)
                                    MSX International Korea Limited                                             (Korea)
                                    MSX International Holdings Italia S.r.l.                                    (Italy)
                                            Satiz S.r.l.                                                        (Italy)
                                                     Satiz do Brasil Ltda                                       (Brazil)
                                                     Satiz Poland Sp.zo.o.                                      (Poland)
                                    MSX International TechServices, S.A.                                        (Spain)
                                            MSX International Business Services France SAS                      (France)
                                    MSX International Holdings Limited                                          (UK)
                                            MSX Holding GmbH                                                    (Germany)
                                                     MSX International GmbH                                     (Germany)
                                                     MSX International Engineering GmbH                         (Germany)
                                                          CADFORM MSX Engineering GmbH                          (Germany)
                                            MSX International Limited                                           (UK)

         MSX International Business Services, Inc.                                                              (Delaware)
                  Creative Technology Services, L.L.C.                                                          (Michigan)

         MSX International Engineering Services, Inc.                                                           (Delaware)
                  Pilot Computer Services, Incorporated                                                         (California)
                  MegaTech Engineering, Inc.                                                                    (Michigan)
                           MegaTech Academy Inc., a non-profit corporation                                      (Michigan)
                  Chelsea Computer Consultants, Inc.                                                            (New York)
                  Millennium Computer Systems, Inc.                                                             (New York)
                  Management Resources International, Inc.                                                      (Michigan)
                           MSX International Platform Services, LLC                                             (Michigan)
                  Intranational Computer Consultants                                                            (California)
                  Programming Management & Systems, Inc.                                                        (Missouri)
                  MSX International Strategic Technology, Inc.                                                  (Michigan)
         MSX International Technology Services, Inc.                                                            (Delaware)

         MSX International DealerNet Services, Inc.                                                             (Delaware)
                  MSX International DealerNet Services B.V.                                                     (Netherlands)

         (1) Owned jointly by MSX International (Holdings), Inc., MSX International Services (Holdings), Inc., and MSX International European Holdings LLC.